UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 25, 2005

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(650) 384-8500

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 25, 2005, CV Therapeutics, Inc. (the “Company”) entered into an Amendment No. 3 (the “License Amendment”) of its License Agreement (as previously amended, the “License Agreement”) with Roche Palo Alto LLC, successor in interest by merger to Syntex USA, Inc. (“Roche”). Pursuant to the License Amendment, the Company and Roche agreed to change the dates for the payment of the milestones and amend certain other portions of the License Agreement. A milestone payment of $11 million will be paid to Roche within 30 days of the first approval (“First Approval”) of a New Drug Application (“NDA”) or its equivalent by the Food and Drug Administration (“FDA”) or the applicable regulatory authority in one of the major market countries (as specified in the License Agreement). If the Company has not received the First Approval by March 31, 2006, a milestone payment of $3 million will be paid to Roche by April 10, 2006, and thereafter if the Company receives the First Approval, within 30 days of the receipt of such First Approval, the Company will pay Roche $8 million. Within 30 days of the second approval of an NDA or equivalent in one of the major market countries, the Company will pay Roche an additional $9 million.

The foregoing description is qualified in its entirety by reference to the License Amendment, dated as of March 25, 2005, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

* * * * *

Forward-Looking Statements.    This report may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future clinical or product development, financial performance, regulatory review of our products or product candidates, or commercialization efforts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.1	License Agreement Amendment No. 3 Dated March 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2005	CV THERAPEUTICS, INC.

	By:	/s/ TRICIA BORGA SUVARI
Tricia Borga Suvari Vice President and General Counsel